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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported) August 2, 2005

                              Neoware Systems, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


       000-21240                                           23-2705700
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(Commission File Number)                       (IRS Employer Identification No.)


400 Feheley Drive, King of Prussia, Pennsylvania                        19406
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    (Address of Principal Executive Offices)                          (Zip Code)


                                 (610) 277-8300
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On August 2, 2005, Neoware Systems, Inc. (the "Company") entered into a Lease Agreement (the "Agreement") with Liberty Property Limited Partnership (the "Landlord"), pursuant to which the Company will lease approximately 91,071 square feet of space, to be the location of the Company's corporate headquarters, for a lease term of seven years, unless sooner terminated or extended in accordance with the terms of the lease, commencing on November 1, 2005. The Company has the option to extend the term of the Agreement for one additional 36-month term. Under the Agreement, the Company will pay rent on a monthly basis in the following annual amounts: in year one, $334,515; in year two $350,294; in year three, $366,073; in year four, $381,852; in year five, $397,631; in year six, $413,410; and in year seven, $429,189. If the Company exercises its option to extend the term, the Company's rent will be equal to the fair market rental value (as defined in the Agreement) of the premises, but in no event will it be less than the rent payable by the Company in the last 12 months of the initial term. In addition to the annual rent, the Company will pay $254,357, subject to adjustment by the Landlord, as its annual share of the operating expenses over the term of the Agreement, plus the cost of its utilities. The Company will receive an allowance for tenant improvements of up to $157,790. The Agreement contains customary provisions with respect to the leasing of commercial real estate.

There is no material relationship between the Company and the Landlord, other than in connection with the lease.

The foregoing brief summary of the Agreement entered into by the Company is not intended to be complete and is qualified in its entirety by reference to the Agreement attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The following document is filed as an exhibit to this report.

10.1 Lease Agreement between Liberty Property Limited Partnership and Neoware Systems, Inc. dated as of August 2, 2005


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 8, 2005                      Neoware Systems, Inc.
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                                            (Registrant)

                                            /s/ Keith D. Schneck
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                                            Keith D. Schneck
                                            Executive Vice President and
                                            Chief Financial Officer